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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         March 31, 1998
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                                MBf USA, Inc.
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           (Exact name of registrant as specified in its charter)


   Maryland                        0-17458                          73-1326131
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(State or other                  (Commission                      (IRS Employer
jurisdiction of                  File Number)                    Identification
 incorporation)                                                       Number)


500 Park Boulevard, Suite 1260, Itasca, Illinois                       60143
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code         (630) 285-9191
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  N/A
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(Former name or former address, if changed since last report)




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        MBf USA, Inc. and its subsidiary, American Health Products Corporation ("AHPC"), has announced that its principal shareholder, MBf International, Ltd. ("MBf International") sold all of its Company Class A Common Stock to Wembley Rubber Products (M) Sdn. Bhd. ("Wembley") pursuant to a closing of its May 1997 Sale and Purchase Agreement, as amended.

      Per the Sale and Purchase Agreement, Wembley has purchased 1,252,538 shares of the Company's Class A Common Stock from the Company's former majority shareholder, MBf International, at $5.00 per share for a value of $6.27 million. The Class A Common Stock is empowered to elect a majority of the Company's directors. MBf International will retain its 1,682,275 shares of Class B Common Stock of the Company. Simultaneously, Wembley purchased 2,500,000 new, unregistered shares of MBf USA's Class B Common Stock at $2.70 per share, which carry demand registration rights. The pricing of this component was at a slight discount off the public stock price as of the date of the agreement. As a result, Wembley now holds 55% of the Company's Common Stock. MBf USA received $6.75 million in proceeds which will be applied toward working capital to expand market share, introduce new products, reduce debt and introduce advanced technologies to the Company's 70% owned latex glove manufacturing factory in Indonesia. The Company has received a fairness opinion from the Griffing Group supporting this transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      a)   Press release dated April 1, 1998.

      b)   Press release dated April 8, 1988.

      c) Sale and Purchase Agreement dated May 20, 1997 between MBf International Limited and Wembley Rubber Products (M) Sdn. Bhd.

      d) Offshore Securities Subscription Agreement dated May 20, 1997 between MBf USA, Inc. and Wembley Rubber Products (M) Sdn. Bhd.

ITEM 9.    SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

      See response to Item 1. Changes in Control of Registrant.


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          MBf USA, Inc.
                                          (Registrant)


DATE: April 10, 1998                      By:    /s/ Edward J. Marteka
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                                          Name:  Edward J. Marteka
                                          Title: President